Note 15            CONDENSED CONSOLIDATING FINANCIAL STATEMENTS

On October 6, 1999, International Speedway Corporation (the Company) sold $225 million aggregate principal amount of Senior Notes due October 15, 2004 in a private placement offering. The unsecured Senior Notes bear interest at 7.875% and rank equally with all of the Company's other senior unsecured and unsubordinated indebtedness. The Senior Notes require semi-annual interest payments beginning on April 15, 2000 through maturity on October 15, 2004.
The Senior Notes may be redeemed in whole or in part, at the option of the Company, at any time or from time to time at a redemption price as defined in the indenture. The Senior Notes are jointly and severally, fully and unconditionally guaranteed by certain of the Company's wholly-owned subsidiaries on a senior unsecured basis, pursuant to guaranties. The Senior Notes also contain various restrictive covenants. In connection with the sale of the Senior Notes, the Company has entered into a registration rights agreement pursuant to which the Company has agreed to exchange the Senior Notes for registered senior notes in a registered exchange offer. Pursuant to the registered exchange offer, the Company is required to provide condensed consolidating financial information for its subsidiary guarantors. The Company has not presented separate financial statements for each of the guarantors, because it has deemed that such financial statements would not provide the investors with any material additional information.

Below are condensed consolidating balance sheets as of November 30, 1997 and 1998 and August 31, 1999 (unaudited) and the consolidated statements of income and cash flows for the year ended August 31, 1996, the three months ended November 30, 1996, the years ended November 30, 1997 and 1998 and the nine months ended August 31, 1999 (unaudited), respectively, of: (a) the Parent;
(b) the guarantor subsidiaries; (c) the non-guarantor subsidiaries; (d) elimination entries necessary to consolidate Parent with guarantor and non-guarantor subsidiaries; and (e) the Company on a consolidated basis. In the 1997 and 1996 condensed consolidated financial statements all subsidiaries were guarantors.

                 INTERNATIONAL SPEEDWAY CORPORATION
                CONDENSED CONSOLIDATING BALANCE SHEET
                           August 31, 1999
                             (Unaudited)

                                                                         COMBINED       COMBINED
                                                           PARENT        GUARANTOR    NON-GUARANTOR
                                                           COMPANY      SUBSIDIARIES   SUBSIDIARIES   ELIMINATIONS   CONSOLIDATED
                                                        -------------   ------------   ------------   ------------   ------------
                                                                                     (in thousands)
                      ASSETS
Current Assets:
  Cash and cash equivalents .........................   $     35,284    $    22,879    $       947    $        -     $    59,110
  Short-term investments ............................            681             -              -              -             681
  Receivables, net...................................         14,991         21,609          1,313        (10,191)        27,722
  Other current assets ..............................          1,774         14,446          2,742             -          18,962
                                                        -------------   ------------   ------------   ------------   ------------
Total Current Assets ................................         52,730         58,934          5,002        (10,191)       106,475

Property and Equipment, net..........................        161,997        369,938         82,105             -         614,040
Other Assets:
  Investment in Subsidiaries.........................        907,977          2,661             -        (910,638)            -
  Equity investments......... .......................             -          11,083             -              -          11,083
  Goodwill...........................................             -         514,676         32,189             -         546,865
  Restricted investments.............................             -              -          96,246             -          96,246
  Other .............................................          6,759          1,315          5,803             -          13,877
                                                        -------------   ------------   ------------   ------------   ------------
                                                             914,736        529,735        134,238       (910,638)       668,071
                                                        -------------   ------------   ------------   ------------   ------------
Total Assets ........................................   $  1,129,463    $   958,607    $   221,345    $  (920,829)   $ 1,388,586
                                                        =============   ============   ============   ============   ============

          LIABILITIES AND SHAREHOLDERS' EQUITY
Current Liabilities:
  Accounts payable and other current liabilities.....   $      2,145    $    37,275    $     5,546    $   (10,192)   $    34,774
  Deferred income ...................................         58,488         37,264         18,904             -         114,656
                                                        -------------   ------------   ------------   ------------   ------------
Total Current Liabilities ...........................         60,633         74,539         24,450        (10,192)       149,430

Long Term Debt ......................................        176,000         74,620        149,980       (118,060)       282,540
Deferred Income Taxes ...............................         30,950         35,651           (149)            -          66,452
Minority Interest ...................................             -              -           2,178             -           2,178

Shareholders' Equity:
  Class B Common Stock...............................            303             -              -              -             303
  Class A Common Stock...............................            228             -              -              -             228
  Additional paid-in capital ........................        687,321             -              -              -         687,321
  Intercompany capital...............................             -         765,698         26,001       (791,699)            -
  Retained earnings .................................        176,131          8,099         18,885           (878)       202,237
                                                        -------------   ------------   ------------   ------------   ------------
                                                             863,983        773,797         44,886       (792,577)       890,089

  Less unearned compensation.........................         (2,103)            -              -              -          (2,103)
                                                        -------------   ------------   ------------   ------------   ------------
Total Shareholders' Equity ..........................        861,880        773,797         44,886       (792,577)       887,986
                                                        -------------   ------------   ------------   ------------   ------------
Total Liabilities and Shareholders' Equity ..........   $  1,129,463    $   958,607    $   221,345    $  (920,829)   $ 1,388,586
                                                        =============   ============   ============   ============   ============

                 INTERNATIONAL SPEEDWAY CORPORATION
                CONDENSED CONSOLIDATING BALANCE SHEET
                          November 30, 1998
                              (Audited)

                                                                         COMBINED       COMBINED
                                                           PARENT        GUARANTOR    NON-GUARANTOR
                                                           COMPANY      SUBSIDIARIES   SUBSIDIARIES   ELIMINATIONS   CONSOLIDATED
                                                        -------------   ------------   ------------   ------------   ------------
                                                                                     (in thousands)
                      ASSETS
Current Assets:
  Cash and cash equivalents .........................   $     27,000    $    11,543    $       133    $        -     $    38,676
  Short-term investments ............................         54,127             -              -              -          54,127
  Receivables, net...................................          8,469          1,998             -          (1,022)         9,445
  Other current assets...............................          5,561          1,272           (637)            -           6,196
                                                        -------------   ------------   ------------   ------------   ------------
Total Current Assets ................................         95,157         14,813           (504)        (1,022)       108,444

Property and Equipment, net..........................        144,006         60,311         21,514             -         225,831
Other Assets:
  Investment in Subsidiaries.........................        128,544          2,661             -        (131,205)            -
  Equity investments......... .......................             -          44,087             -              -          44,087
  Goodwill...........................................             -          38,927             -              -          38,927
  Restricted investments.............................         53,500             -              -              -          53,500
  Other .............................................          5,937             92             -              -           6,029
                                                        -------------   ------------   ------------   ------------   ------------
                                                             187,981         85,767             -        (131,205)       142,543
                                                        -------------   ------------   ------------   ------------   ------------
Total Assets ........................................   $    427,144    $   160,891    $    21,010    $  (132,227)   $   476,818
                                                        =============   ============   ============   ============   ============

          LIABILITIES AND SHAREHOLDERS' EQUITY
Current Liabilities:
  Accounts payable and other current liabilities.....   $     14,400    $     5,246    $        77    $    (1,022)   $    18,701
  Deferred income ...................................         56,742          5,511             -              -          62,253
                                                        -------------   ------------   ------------   ------------   ------------
Total Current Liabilities ...........................         71,142         10,757             77         (1,022)        80,954

Long Term Debt ......................................             -          71,696             13        (68,934)         2,775
Deferred Income Taxes ...............................         21,251          5,013            (30)            -          26,234

Shareholders' Equity:
  Class B Common Stock...............................            316             -              -              -             316
  Class A Common Stock...............................            115             -              -              -             115
  Additional paid-in capital ........................        198,156          6,933             -              -         205,089
  Intercompany capital...............................             -          40,109         21,284        (61,393)            -
  Retained earnings .................................        138,030         26,383           (334)          (878)       163,201
                                                        -------------   ------------   ------------   ------------   ------------
                                                             336,617         73,425         20,950        (62,271)       368,721
  Less unearned compensation.........................         (1,866)            -              -              -          (1,866)
                                                        -------------   ------------   ------------   ------------   ------------
Total Shareholders' Equity ..........................        334,751         73,425         20,950        (62,271)       366,855
                                                        -------------   ------------   ------------   ------------   ------------
Total Liabilities and Shareholders' Equity ..........   $    427,144    $   160,891    $    21,010    $  (132,227)   $   476,818
                                                        =============   ============   ============   ============   ============

                 INTERNATIONAL SPEEDWAY CORPORATION
                CONDENSED CONSOLIDATING BALANCE SHEET
                          November 30, 1997
                              (Audited)

                                                                         COMBINED
                                                           PARENT        GUARANTOR
                                                           COMPANY      SUBSIDIARIES   ELIMINATIONS   CONSOLIDATED
                                                        -------------   ------------   ------------   ------------
                                                                               (in thousands)
                      ASSETS
Current Assets:
  Cash and cash equivalents .........................   $      3,394    $     6,580    $        -     $     9,974
  Short-term investments ............................         21,606          1,995             -          23,601
  Receivables, net...................................          6,016          1,818           (409)         7,425
  Other current assets...............................          3,551          1,392             -           4,943
                                                        -------------   ------------   ------------   ------------
Total Current Assets ................................         34,567         11,785           (409)        45,943

Property and Equipment, net..........................        114,048         52,030             -         166,078
Other Assets:
  Investment in Subsidiaries.........................         91,755          2,462        (94,217)            -
  Equity investments......... .......................             -          45,844             -          45,844
  Goodwill...........................................             -          40,400             -          40,400
  Other .............................................          4,266            292             -           4,558
                                                        -------------   ------------   ------------   ------------
                                                              96,021         88,998        (94,217)        90,802
                                                        -------------   ------------   ------------   ------------
Total Assets ........................................   $    244,636    $   152,813    $   (94,626)   $   302,823
                                                        =============   ============   ============   ============

          LIABILITIES AND SHAREHOLDERS' EQUITY
Current Liabilities:
  Accounts payable and other current liabilities.....   $      6,092    $    15,898    $      (409)   $    21,581
  Deferred income ...................................         44,434          4,904             -          49,338
                                                        -------------   ------------    ------------   ------------
Total Current Liabilities ...........................         50,526         20,802           (409)        70,919

Long Term Debt ......................................             -          53,442        (52,435)         1,007
Deferred Income Taxes ...............................         15,801          5,189             -          20,990

Shareholders' Equity:
  Class B Common Stock...............................            332             -              -             332
  Class A Common Stock...............................             53             -              -              53
  Additional paid-in capital ........................         79,487          6,950             -          86,437
  Intercompany capital...............................             -          40,904        (40,904)            -
  Retained earnings .................................        100,809         25,526           (878)       125,457
                                                        -------------   ------------   ------------   ------------
                                                             180,681         73,380        (41,782)       212,279

  Less unearned compensation.........................         (2,372)            -              -          (2,372)
                                                        -------------   ------------   ------------   ------------
Total Shareholders' Equity ..........................        178,309         73,380        (41,782)       209,907
                                                        -------------   ------------   ------------   ------------
Total Liabilities and Shareholders' Equity ..........   $    244,636    $   152,813    $   (94,626)   $   302,823
                                                        =============   ============   ============   ============

                    INTERNATIONAL SPEEDWAY CORPORATION
                CONDENSED CONSOLIDATING STATEMENT OF INCOME
                 FOR THE NINE MONTHS ENDED AUGUST 31, 1999
                                (Unaudited)

                                                                         COMBINED       COMBINED
                                                           PARENT        GUARANTOR    NON-GUARANTOR
                                                           COMPANY      SUBSIDIARIES   SUBSIDIARIES   ELIMINATIONS   CONSOLIDATED
                                                        -------------   ------------   ------------   ------------   ------------
                                                                                      (in thousands)

Revenues:
  Admissions, net....................................   $     66,923    $    23,227    $        -     $       (14)   $    90,136
  Motorsports Related Income.........................         55,941         18,745             84         (1,965)        72,805
  Food, Beverage and Merchandise Income..............          7,754         28,349              1         (6,191)        29,913
  Other Income.......................................          1,039          4,730              4         (4,530)         1,243
                                                        -------------   ------------   ------------   ------------   ------------
    Total Revenues...................................        131,657         75,051             89        (12,700)       194,097

Expenses:
Direct Expenses:
  Prize and point fund monies and NASCAR sanction fees        18,727          9,525             -              -          28,252
  Motorsports Related Expenses.......................         25,642         10,230             59         (3,473)        32,458
  Food, Beverage and Merchandise Expenses............          1,990         22,198             -          (8,193)        15,995
General and administrative expenses..................         21,778         14,840          1,230         (1,034)        36,814
Depreciation and Amortization........................          7,593          6,109            234             -          13,936
                                                        -------------   ------------   ------------   ------------   ------------
     Total Expenses..................................         75,730         62,902          1,523        (12,700)       127,455
                                                        -------------   ------------   ------------   ------------   ------------

Operating Income.....................................         55,927         12,149         (1,434)            -          66,642
Interest Income......................................          8,197            461          3,084         (4,959)         6,783
Interest Expense.....................................           (999)        (3,336)        (3,135)         4,959         (2,511)
Equity in net income (loss ) from equity investments.             -          (1,472)            -              -          (1,472)
Minority interest....................................             -              -              77             -              77
                                                        -------------   ------------   ------------   ------------   ------------
Income (loss) before income taxes                             63,125          7,802         (1,408)            -          69,519
Income taxes (benefit)                                        21,954          5,475           (328)            -          27,101
                                                        -------------   ------------   ------------   ------------   ------------
Net income (loss)....................................   $     41,171    $     2,327    $    (1,080)   $        -     $    42,418
                                                        =============   ============   ============   ============   ============


                    INTERNATIONAL SPEEDWAY CORPORATION
                CONDENSED CONSOLIDATING STATEMENT OF INCOME
                   FOR THE YEAR ENDED NOVEMBER 30, 1998
                                (Audited)

                                                                         COMBINED       COMBINED
                                                           PARENT        GUARANTOR    NON-GUARANTOR
                                                           COMPANY      SUBSIDIARIES   SUBSIDIARIES   ELIMINATIONS   CONSOLIDATED
                                                        -------------   ------------   ------------   ------------   ------------
                                                                                     (in thousands)

Revenues:
  Admissions, net....................................   $     66,653    $    20,295    $        -     $        (2)   $    86,946
  Motorsports Related Income.........................         52,348         20,412             -            (967)        71,793
  Food, Beverage and Merchandise Income..............          8,727         27,058             -          (7,188)        28,597
  Other Income.......................................          1,174          5,369             -          (4,911)         1,632
                                                        -------------   ------------   ------------   ------------   ------------
    Total Revenues...................................        128,902         73,134             -         (13,068)       188,968

Expenses:
Direct Expenses:
  Prize and point fund monies and NASCAR sanction fees        18,289         10,478             -              -          28,767
  Motorsports Related Expenses.......................         24,283         12,019             25         (3,044)        33,283
  Food, Beverage and Merchandise Expenses............          2,393         21,434             -          (8,802)        15,025
General and administrative expenses..................         26,415         12,312            337         (1,222)        37,842
Depreciation and Amortization........................          8,342          4,795             -              -          13,137
                                                        -------------   ------------   ------------   ------------   ------------
     Total Expenses..................................         79,722         61,038            362        (13,068)       128,054
                                                        -------------   ------------   ------------   ------------   ------------

Operating Income.....................................         49,180         12,096           (362)            -          60,914
Interest Income......................................         15,758            565             -         (11,909)         4,414
Interest Expense.....................................             -          (4,304)            (1)         3,723           (582)
Equity in net income (loss ) from equity investments.             -            (905)            -              -            (905)
Gain on sale of equity investments...................             -           1,245             -              -           1,245
                                                        -------------   ------------   ------------   ------------   ------------
Income (loss) before income taxes                             64,938          8,697           (363)        (8,186)        65,086
Income taxes (benefit)                                        24,472            452            (30)            -          24,894
                                                        -------------   ------------   ------------   ------------   ------------
Net income (loss)....................................   $     40,466    $     8,245    $      (333)   $    (8,186)   $    40,192
                                                        =============   ============   ============   ============   ============


                    INTERNATIONAL SPEEDWAY CORPORATION
                CONDENSED CONSOLIDATING STATEMENT OF INCOME
                   FOR THE YEAR ENDED NOVEMBER 30, 1997
                                 (Audited)

                                                                         COMBINED
                                                           PARENT        GUARANTOR
                                                           COMPANY      SUBSIDIARIES   ELIMINATIONS   CONSOLIDATED
                                                        -------------   ------------   ------------   ------------
                                                                               (in thousands)
Revenues:
  Admissions, net....................................   $     53,245    $    16,244    $        (2)   $    69,487
  Motorsports Related Income.........................         35,911         11,490           (751)        46,650
  Food, Beverage and Merchandise Income..............          6,915         22,774         (6,281)        23,408
  Other Income.......................................          1,030          4,772         (3,973)         1,829
                                                        -------------   ------------   ------------   ------------
    Total Revenues...................................         97,101         55,280        (11,007)       141,374

Expenses:
Direct Expenses:
  Prize and point fund monies and NASCAR sanction fees        12,388          8,179             -          20,567
  Motorsports Related Expenses.......................         18,373          6,745         (2,043)        23,075
  Food, Beverage and Merchandise Expenses............          2,124         19,189         (7,878)        13,435
General and administrative expenses..................         21,623          8,949         (1,086)        29,486
Depreciation and Amortization........................          6,912          2,998             -           9,910
                                                        -------------   ------------   ------------   ------------
     Total Expenses..................................         61,420         46,060        (11,007)        96,473
                                                        -------------   ------------   ------------   ------------

Operating Income.....................................         35,681          9,220             -          44,901
Interest Income......................................          4,873            448         (2,125)         3,196
Interest Expense.....................................            (28)        (2,056)         1,575           (509)
Equity in net income (loss ) from equity investments.             -             366             -             366
                                                        -------------   ------------   ------------   ------------
Income (loss) before income taxes                             40,526          7,978           (550)        47,954
Income taxes (benefit)                                        17,472            686             -          18,158
                                                        -------------   ------------   ------------   ------------
Net income (loss)....................................   $     23,054    $     7,292    $      (550)   $    29,796
                                                        =============   ============   ============   ============


                    INTERNATIONAL SPEEDWAY CORPORATION
                CONDENSED CONSOLIDATING STATEMENT OF INCOME
                FOR THE THREE MONTHS ENDED NOVEMBER 30, 1996
                                 (Audited)

                                                                         COMBINED
                                                           PARENT        GUARANTOR
                                                           COMPANY      SUBSIDIARIES   ELIMINATIONS   CONSOLIDATED
                                                        -------------   ------------   ------------   ------------
                                                                               (in thousands)
Revenues:
  Admissions, net....................................   $        820    $     3,371    $        -     $     4,191
  Motorsports Related Income.........................          2,344          1,680            (52)         3,972
  Food, Beverage and Merchandise Income..............            123          1,929           (109)         1,943
  Other Income.......................................            480            497           (587)           390
                                                        -------------   ------------   ------------   ------------
    Total Revenues...................................          3,767          7,477           (748)        10,496

Expenses:
Direct Expenses:
  Prize and point fund monies and NASCAR sanction fees            -           1,301             -           1,301
  Motorsports Related Expenses.......................          2,291            755           (232)         2,814
  Food, Beverage and Merchandise Expenses............            177          1,587           (228)         1,536
General and administrative expenses..................          4,277          1,068           (288)         5,057
Depreciation and Amortization........................          1,859            494             -           2,353
                                                        -------------   ------------   ------------   ------------
     Total Expenses..................................          8,604          5,205           (748)        13,061
                                                        -------------   ------------   ------------   ------------

Operating Income.....................................         (4,837)         2,272             -          (2,565)
Interest Income......................................            478             21           (169)           330
Interest Expense.....................................            (69)          (169)           169            (69)
Equity in net income (loss ) from equity investments.             -            (304)            -            (304)
                                                        -------------   ------------   ------------   ------------
Income (loss) before income taxes                             (4,428)         1,820             -          (2,608)
Income taxes (benefit)                                          (857)           116             -            (741)
                                                        -------------   ------------   ------------   ------------
Net income (loss)....................................   $     (3,571)   $     1,704    $        -     $    (1,867)
                                                        =============   ============   ============   ============


                    INTERNATIONAL SPEEDWAY CORPORATION
                CONDENSED CONSOLIDATING STATEMENT OF INCOME
                   FOR THE YEAR ENDED AUGUST 31, 1996
                                 (Audited)

                                                                         COMBINED
                                                           PARENT        GUARANTOR
                                                           COMPANY      SUBSIDIARIES   ELIMINATIONS   CONSOLIDATED
                                                        -------------   ------------   ------------   ------------
                                                                               (in thousands)
Revenues:
  Admissions, net....................................   $     42,470    $     7,674    $        (4)   $    50,140
  Motorsports Related Income.........................         24,034          3,926           (527)        27,433
  Food, Beverage and Merchandise Income..............          2,292         16,266         (1,053)        17,505
  Other Income.......................................          1,375          2,848         (3,259)           964
                                                        -------------   ------------   ------------   ------------
    Total Revenues...................................         70,171         30,714         (4,843)        96,042

Expenses:
Direct Expenses:
  Prize and point fund monies and NASCAR sanction fees        10,043          3,822             -          13,865
  Motorsports Related Expenses.......................         13,950          2,697         (1,311)        15,336
  Food, Beverage and Merchandise Expenses............          1,612         11,071         (2,405)        10,278
General and administrative expenses..................         16,967          5,090         (1,127)        20,930
Depreciation and Amortization........................          4,465          1,837             -           6,302
                                                        -------------   ------------   ------------   ------------
     Total Expenses..................................         47,037         24,517         (4,843)        66,711
                                                        -------------   ------------   ------------   ------------

Operating Income.....................................         23,134          6,197             -          29,331
Interest Income......................................          7,715          3,703        (10,546)           872
Interest Expense.....................................             -            (546)           546             -
Equity in net income (loss ) from equity investments.             -           1,441             -           1,441
                                                        -------------   ------------   ------------   ------------
Income (loss) before income taxes                             30,849         10,795        (10,000)        31,644
Income taxes (benefit)                                        11,792            171             -          11,963
                                                        -------------   ------------   ------------   ------------
Net income (loss)....................................   $     19,057    $    10,624    $   (10,000)   $    19,681
                                                        =============   ============   ============   ============


                    INTERNATIONAL SPEEDWAY CORPORATION
              CONDENSED CONSOLIDATING STATEMENT OF CASH FLOWS
                 FOR THE NINE MONTHS ENDED AUGUST 31, 1999
                               (Unaudited)

                                                                         COMBINED       COMBINED
                                                           PARENT        GUARANTOR    NON-GUARANTOR
                                                           COMPANY      SUBSIDIARIES   SUBSIDIARIES   ELIMINATIONS   CONSOLIDATED
                                                        -------------   ------------   ------------   ------------   ------------
                                                                                     (in thousands)


OPERATING ACTIVITIES
 Net income ........................................... $     41,171     $    2,327     $   (1,080)   $       -       $   42,418
 Adjustments to reconcile net income
   to cash provided by operating activities:
 Depreciation and amortization ........................        7,593          6,109            234            -           13,936
 Amortization of unearned compensation ................          798             -              -             -              798
 Deferred income taxes ................................        9,699         (4,510)          (119)           -            5,070
 Undistributed (income) loss from
   equity investment...................................           -           1,472             -             -            1,472
 Minority Interest.....................................           -             (77)            -             -              (77)
 Changes in Operating Assets and Liabilities:
   Receivables, net....................................       (6,522)        (8,628)           (16)        9,169          (5,997)
   Other current assets................................        3,787         (3,074)        (2,209)           -           (1,496)
   Other assets .......................................        6,008         (1,427)        (5,953)           -           (1,372)
   Accounts payable and other current liabilities......      (11,126)        20,732          1,055        (9,169)          1,492
   Deferred income ....................................        1,746          2,688          7,938            -           12,372
                                                        -------------   ------------   ------------   ------------   ------------
Net Cash Provided by (Used in ) Operating Activities ..       53,154         15,612           (150)           -           68,616

INVESTING ACTIVITIES
 Change in short term investments, net.................       53,446            500             -             -           53,946
 Capital expenditures .................................      (25,550)       (19,997)       (29,840)           -          (75,387)
 Equity investments ...................................           -         (11,038)            -             -          (11,038)
 Increase in restricted investments, net...............       53,500             -         (96,246)           -          (42,746)
 Acquisition net of cash acquired .....................           -        (134,274)            -             -         (134,274)
 Intercompany investing, net...........................     (224,912)       161,536         63,376            -               -
 Other, net............................................         (179)          (106)            -             -             (285)
                                                        -------------   ------------   ------------   ------------   ------------
 Net Cash Used in Investing Activities ................     (143,695)        (3,379)       (62,710)           -         (209,784)

FINANCING ACTIVITIES
 Payment of long term debt.............................      (73,479)        (1,397)            -             -          (74,876)
 Reacquisition of previously issued common stock ......       (1,110)            -              -             -           (1,110)
 Cash dividends paid ...................................      (2,586)            -              -             -           (2,586)
 Proceeds from long term debt...........................     176,000            500         63,674            -          240,174
                                                        -------------   ------------   ------------   ------------   ------------
Net Cash Provided by (Used in) Financing Activities.....      98,825           (897)        63,674            -          161,602
                                                        -------------   ------------   ------------   ------------   ------------
Net Increase in Cash and Cash Equivalents ..............       8,284         11,336            814            -           20,434
Cash and Cash Equivalents at Beginning of Period .......      27,000         11,543            133            -           38,676
                                                        -------------   ------------   ------------   ------------   ------------
Cash and Cash Equivalents at End of Period .............$     35,284    $    22,879    $       947    $       -       $   59,110
                                                        =============   ============   ============   ============   ============

                    INTERNATIONAL SPEEDWAY CORPORATION
              CONDENSED CONSOLIDATING STATEMENT OF CASH FLOWS
                   FOR THE YEAR ENDED NOVEMBER 30, 1998
                                 (Audited)

                                                                         COMBINED       COMBINED
                                                           PARENT        GUARANTOR    NON-GUARANTOR
                                                           COMPANY      SUBSIDIARIES   SUBSIDIARIES   ELIMINATIONS   CONSOLIDATED
                                                        -------------   ------------   ------------   ------------   ------------
                                                                                     (in thousands)


OPERATING ACTIVITIES
 Net income ........................................... $     40,466    $     8,245    $      (333)    $   (8,186)    $   40,192
 Adjustments to reconcile net income
   to cash provided by operating activities:
 Depreciation and amortization ........................        8,342          4,795             -              -          13,137
 Amortization of unearned compensation ................        1,076             -              -              -           1,076
 Deferred income taxes ................................        5,746           (171)           (30)            -           5,545
 Undistributed (income) loss from
   equity investment...................................           -             905             -              -             905
 Gain on sale of equity investment.....................           -          (1,245)            -              -          (1,245)
 Changes in Operating Assets and Liabilities:
   Receivables, net....................................       (2,453)          (180)            -             613         (2,020)
   Other current assets ...............................       (2,010)           120            637             -          (1,253)
   Other assets .......................................         (376)           200             -              -            (176)
   Accounts payable and other current liabilities......        8,504          2,468             77           (613)        10,436
   Deferred income ....................................       12,308            607             -              -          12,915
                                                        -------------   ------------   ------------   ------------   ------------
 Net Cash Provided by (Used in) Operating Activities ..       71,603         15,744            351         (8,186)        79,512

INVESTING ACTIVITIES
 Change in short term investments, net.................      (86,021)         7,265             -              -         (78,756)
 Capital expenditures .................................      (38,220)       (12,124)       (21,514)            -         (71,858)
 Equity investments ...................................           -            (410)            -              -            (410)
 Intercompany investing, net...........................      (37,628)        16,332         21,296             -              -
 Other, net............................................       (1,323)            -              -              -          (1,323)
                                                        -------------   ------------   ------------   ------------   ------------
Net Cash Provided by (Used in) Investing Activities....     (163,192)        11,063           (218)            -        (152,347)

FINANCING ACTIVITIES
 Payment of long term debt.............................                     (13,658)            -              -         (13,658)
 Reacquisition of previously issued common stock ......         (195)            -              -              -            (195)
 Cash dividends paid ..................................       (2,310)        (8,186)            -           8,186         (2,310)
 Issuance of Class A Common Stock......................      117,700             -              -              -         117,700
                                                        -------------   ------------   ------------   ------------   ------------
Net Cash Provided by (Used in) Financing Activities....      115,195        (21,844)            -           8,186        101,537
                                                        -------------   ------------   ------------   ------------   ------------
Net Increase in Cash and Cash Equivalents .............       23,606          4,963            133             -          28,702
Cash and Cash Equivalents at Beginning of Period ......        3,394          6,580             -              -           9,974
                                                        -------------   ------------   ------------   ------------   ------------
Cash and Cash Equivalents at End of Period .............$     27,000    $    11,543    $       133    $        -     $    38,676
                                                        =============   ============   ============   ============   ============

                    INTERNATIONAL SPEEDWAY CORPORATION
              CONDENSED CONSOLIDATING STATEMENT OF CASH FLOWS
                 FOR THE YEAR ENDED NOVEMBER 30, 1997
                                 (Audited)

                                                                         COMBINED
                                                           PARENT        GUARANTOR
                                                           COMPANY      SUBSIDIARIES   ELIMINATIONS   CONSOLIDATED
                                                        -------------   ------------   ------------   ------------
                                                                               (in thousands)

OPERATING ACTIVITIES
 Net income ........................................... $     23,054    $     7,292    $      (550)   $    29,796
 Adjustments to reconcile net income
   to cash provided by operating activities:
 Depreciation and amortization ........................        6,912          2,998             -           9,910
 Amortization of unearned compensation ................        1,063             -              -           1,063
 Deferred income taxes ................................        1,138          3,287             -           4,425
 Undistributed (income) loss from
   equity investment...................................        3,290         (3,656)            -            (366)
 Changes in Operating Assets and Liabilities:
   Receivables, net....................................       (1,357)           367            323           (667)
   Other current assets ...............................         (609)           530           (125)          (204)
   Other assets .......................................           (3)          (201)            -            (204)
   Accounts payable and other current liabilities......        2,370          2,218           (198)         4,390
   Deferred income ....................................       10,809         (4,018)            -           6,791
                                                        -------------   ------------   ------------   ------------
Net Cash Provided by (Used in ) Operating Activities .        46,667          8,817           (550)        54,934

INVESTING ACTIVITIES
 Change in short term investments, net.................       52,836           (880)            -          51,956
 Capital expenditures .................................      (30,194)        (8,433)            -         (38,627)
 Equity investments ...................................         (112)       (17,613)            -         (17,725)
 Acquisition of PIR, net of cash acquired..............           -         (43,868)            -         (43,868)
 Acquisition of WGI, net of cash acquired..............           -            (996)            -            (996)
 Intercompany investing, net...........................      (66,667)        66,667             -              -
 Other, net............................................       (1,253)            -              -          (1,253)
                                                        -------------   ------------   ------------   ------------
Net Cash Used in Investing Activities ................       (45,390)        (5,123)            -         (50,513)

FINANCING ACTIVITIES
 Reacquisition of previously issued common stock ......         (148)            -              -            (148)
 Additional expense of Class A Common Stock offering...          (46)            -              -             (46)
 Cash dividends paid ..................................       (2,310)          (550)           550         (2,310)
                                                         ------------   ------------   ------------   ------------
Net Cash Provided by (Used in) Financing Activities...        (2,504)          (550)           550         (2,504)
                                                         ------------   ------------   ------------   ------------
Net Increase (Decrease) in Cash and Cash Equivalents ..       (1,227)         3,144             -           1,917
Cash and Cash Equivalents at Beginning of Period .......       4,621          3,436             -           8,057
                                                         ------------   ------------   ------------   ------------
Cash and Cash Equivalents at End of Period ............. $     3,394    $     6,580             -           9,974
                                                         ============   ============   ============   ============

                    INTERNATIONAL SPEEDWAY CORPORATION
              CONDENSED CONSOLIDATING STATEMENT OF CASH FLOWS
                 FOR THE THREE MONTHS ENDED NOVEMBER 30, 1996
                                 (Audited)

                                                                         COMBINED
                                                           PARENT        GUARANTOR
                                                           COMPANY      SUBSIDIARIES   ELIMINATIONS   CONSOLIDATED
                                                        -------------   ------------   ------------   ------------
                                                                               (in thousands)

OPERATING ACTIVITIES
 Net income ........................................... $     (3,571)    $    1,704    $        -     $    (1,867)
 Adjustments to reconcile net income
   to cash provided by operating activities:
 Depreciation and amortization ........................        1,859            494             -           2,353
 Amortization of unearned compensation ................          122             -              -             122
 Deferred income taxes ................................         (786)            20             -            (766)
 Undistributed (income) loss from
   equity investment...................................           45            259             -             304
 Changes in Operating Assets and Liabilities:
   Receivables, net....................................       (1,090)         1,118         (1,433)        (1,405)
   Other current assets ...............................         (842)         1,525            125            808
   Other assets .......................................            2             (1)            -               1
   Accounts payable and other current liabilities......         (895)        (5,917)         5,288         (1,524)
   Deferred income ....................................       12,472         (2,675)            -           9,797
                                                        -------------   ------------   ------------   ------------
Net Cash Provided by (Used in ) Operating Activities ..        7,316         (3,473)         3,980          7,823

INVESTING ACTIVITIES
 Change in short term investments, net.................      (66,687)          (501)            -         (67,188)
 Capital expenditures .................................      (14,775)           (89)            -         (14,864)
 Investment in Subsidiaries............................        3,980             -          (3,980)            -
 Other, net............................................       (1,123)            -              -          (1,123)
                                                        -------------   ------------   ------------   ------------
Net Cash Used in Investing Activities .................      (78,605)          (590)        (3,980)       (83,175)

FINANCING ACTIVITIES
 Issuance of Class A Common Stock......................       74,367             -              -          74,367
 Short-term borrowings.................................        7,800             -              -           7,800
 Repayment of short-term borrowings....................       (7,800)            -              -          (7,800)
                                                         ------------   ------------   ------------   ------------
Net Cash Provided by Financing Activities..............       74,367             -              -          74,367
                                                         ------------   ------------   ------------   ------------
Net Increase (Decrease) in Cash and Cash Equivalents ..        3,078         (4,063)            -            (985)
Cash and Cash Equivalents at Beginning of Period ......        1,543          7,499             -           9,042
                                                         ------------   ------------   ------------   ------------
Cash and Cash Equivalents at End of Period ............  $     4,621    $     3,436    $        -     $     8,057
                                                         ============   ============   ============   ============

                    INTERNATIONAL SPEEDWAY CORPORATION
              CONDENSED CONSOLIDATING STATEMENT OF CASH FLOWS
                     FOR THE YEAR ENDED AUGUST 31, 1996
                                 (Audited)

                                                                         COMBINED
                                                           PARENT        GUARANTOR
                                                           COMPANY      SUBSIDIARIES   ELIMINATIONS   CONSOLIDATED
                                                        -------------   ------------   ------------   ------------
                                                                               (in thousands)

OPERATING ACTIVITIES
 Net income ........................................... $     19,057    $    10,624    $  (10,000)    $    19,681
 Adjustments to reconcile net income
   to cash provided by operating activities:
 Depreciation and amortization ........................        4,465          1,837             -           6,302
 Amortization of unearned compensation ................          606             -              -             606
 Deferred income taxes ................................        1,440             60             -           1,500
 Undistributed (income) loss from
   equity investment...................................         (310)        (1,141)            -          (1,451)
 Changes in Operating Assets and Liabilities:
   Receivables, net....................................       (1,939)        (1,125)         1,403         (1,661)
   Other current assets ...............................          710           (214)           (37)           459
   Other assets .......................................          (89)           (26)            -            (115)
   Accounts payable and other current liabilities......        1,188         21,185        (21,122)         1,251
   Deferred income ....................................        5,224            887             -           6,111
                                                        -------------   ------------   ------------   ------------
Net Cash Provided by (Used in ) Operating Activities .        30,352         32,087        (29,756)        32,683

INVESTING ACTIVITIES
 Change in short term investments, net.................       22,191            637             -          22,828
 Capital expenditures .................................      (32,401)        (2,383)            -         (34,784)
 Equity investments....................................           -         (15,287)            -         (15,287)
 Intercompany investing, net...........................      (19,835)            79         19,756             -
 Other, net............................................         (725)            -              -            (725)
                                                        -------------   ------------   ------------   ------------
Net Cash Provided by (Used in) Investing Activities ...       (30,770)       (16,954)        19,756        (27,968)

FINANCING ACTIVITIES
 Reacquisition of previously issued common stock.......       (1,708)            -              -          (1,708)
 Cash dividends paid...................................       (1,836)       (10,000)        10,000         (1,836)
                                                        -------------   ------------   ------------   ------------
Net Cash Provided by (Used in) Financing Activities....       (3,544)       (10,000)        10,000         (3,544)
                                                        -------------   ------------   ------------   ------------
Net Increase (Decrease) in Cash and Cash Equivalents ..       (3,962)         5,133             -           1,171
Cash and Cash Equivalents at Beginning of Period ......        5,505          2,366             -           7,871
                                                        -------------   ------------   ------------   ------------
Cash and Cash Equivalents at End of Period ............ $      1,543    $     7,499    $        -     $     9,042
                                                        =============   ============   ============   ============

       REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS


The Board of Directors and Shareholders
International Speedway Corporation

     We have audited the consolidated balance sheets of International Speedway Corporation and subsidiaries as of November 30, 1997 and 1998, and the related consolidated statements of income, shareholders' equity and cash flows for the year ended August 31, 1996, the three month period ended November 30, 1996, and the years ended November 30, 1997 and 1998 included in the Company's Form 10-K filed with the SEC for the year ended November 30, 1998 (not presented herein). Our audits also included the financial statement schedule listed in the index at Item 14(a). These financial statements and schedule are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the consolidated financial position of International Speedway Corporation and subsidiaries at November 30, 1997 and 1998, and the consolidated results of their operations and their cash flows for the year ended August 31, 1996, the three month period ended November 30, 1996 and the years ended November 30, 1997 and 1998, in conformity with generally accepted accounting principles. Also, in our opinion, the related financial statement schedule, when considered in relation to the basic financial statements taken as a whole, presents fairly in all material respects the information set forth therein.


                                        Ernst & Young LLP


Jacksonville, Florida
January 22, 1999, except
for Note 15, as to which the
date is December 30, 1999.